united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

Richard Malinowski, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2600

Date of fiscal year end: 5/31

Date of reporting period: 5/31/18

Item 1. Reports to Stockholders.

Leader Short Duration Bond Fund

(Formerly, Leader Short-Term Bond Fund)

Investor Class – LCCMX

Institutional Class – LCCIX

Class A – LCAMX

Class C – LCMCX

Leader Total Return Fund

Investor Class – LCTRX

Institutional Class – LCTIX

Class A – LCATX

Class C – LCCTX

Leader Floating Rate Fund

Investor Class – LFVFX

Institutional Class – LFIFX

Annual Report

May 31, 2018

1-800-711-9164

www.leadercapital.com

Leader Short Duration Bond Fund, Leader Total Return Fund, and Leader Floating Rate

Fund

Management’s Discussion & Analysis1

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Short Duration Bond Fund, the Leader Total Return Fund and the Leader Floating Rate Fund. This report covers the financial results and investment activity for all Leader Funds for the fiscal year ended May 31, 2018.

The Leader Short Duration Bond Fund ended fiscal year 2018 with a total return of +2.31% (LCCIX), +1.76% (LCCMX), +1.76% (LCAMX) and +1.21% (LCMCX). The Index (Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index) finished the year +0.21%.

The Leader Total Return Fund ended its fiscal year with a total return, of +4.14% (LCTIX), +3.76% (LCTRX), +3.47% (LCATX) and +3.08% (LCCTX). The Index (Barclays US Intermediate Aggregate Index) finished the year -0.37%.

The Leader Floating Rate Fund ended its fiscal period with a total return, of +2.94% (LFIFX), +2.65% (LFVFX). The Index (S&P/LSTA Leveraged Loan Total Return Index) finished the period +4.20%.

We are very pleased with the Funds’ performance during fiscal year 2018. For the fiscal year, Leader Short Duration Bond Fund ended in the top 3 percentile of its category and Leader Total Return Fund in the top 1 percentile of its category. Leader Floating Rate Fund outperformed its category on a risk adjusted basis (measured by Sharpe Ratio, a measure of risk-adjusted returns). We are very happy with the Funds and are excited to continue delivering performance to our shareholders. Positioning within commodities, floating rate bonds, and positioning around treasuries attributed to outperformance in our Short Duration Bond Fund over its benchmark. The same positioning within our Total Return Fund, reduced exposure to government bonds, led to greater outperformance over our benchmark and intermediate-term bond category. Leader Floating Rate Fund lagged the benchmark and category YTD 2018 as risk assets like high yield bank loans have still outperformed this year. The higher-quality nature of our floating rate portfolio tends to lag funds with lower credit quality investments during risk-on market conditions.

We are optimistic about our performance going forward, our risk management processes, security selection within the portfolios, and positioning in various fixed income asset classes. We have been tactical in our duration positioning as we cut duration and exposure to interest rates pre-election. This positioning allowed us to steer clear of the volatile treasury bond market as interest rates continued moving higher and treasury bond prices fell.

We saw new highs in the equity markets to begin 2018 before volatility gripped the markets and the equity markets have been trading within a range ever since. The Federal Reserve has hiked interest rates twice already in 2018 and is on pace to hike a third time and potentially a fourth time. The front end of the yield curve has continued moving higher with the entire treasury curve at its flattest levels since 2007. High yield credit spreads are well off their tightest levels and are trading within a range as well since February. The 10-year breakeven rate (as measured by the 10-year US Treasury yield minus the yield of the 10-year TIPS (Treasury Inflation Protected Securities)), which is another gauge for inflation expectations, has held solidly above the 2% mark all year. Economic data has reversed course to the upside with stronger numbers such as lower unemployment versus this point last year. Corporate earnings continue to come in strong and there looks to be some runway for some continued strong numbers. We want to highlight a few key things that we see as important to the markets: 1) Risk Assets: Equities and High Yield; 2) Floating rate and short duration best places to be in fixed income; and 3) Interest Rates: We projected a flatter curve last year. We got it. Now what?

As mentioned, equity markets hit new highs in the beginning of 2018 and high yield credit spreads continued to tighten before drastically widening. Today, we see a range bound market that is off the highs of January. Last year, we noted that the risk/reward for risk assets was tilted towards the downside. Investors were simply not paid enough in the high yield markets for the risk being taken and we simply did not see the value at diving in at those levels. We pared back risk going into 2018, which has helped Total Return Fund and Short Duration Bond Fund outperform this year. With volatility now injected back into the markets and as such, driving down prices, we see many more opportunities that are arising. Major indices continue to hold key levels and have a longer uptrend still intact, but we also realize we could be at the later stage of credit cycle and keeping the portfolios nimble is the most important trait we can have right now.

We still believe the name of the game going forward is to protect principal and grow coupons. Last year in our annual shareholder letter, we were happy to announce the launch of our own Leader Floating Rate Fund. Today, the Fund has now been in existence for over a year and has continued to perform as expected. We believe the Fund is well suited to perform relatively well whenever there is volatility in the market. In 2017, there was little to no volatility as risk assets made highs. In the few instances of volatility, the Fund performed as expected as the only fund in the Bank Loan category that primarily invests in investment grade assets.

With respect to interest rates, the Federal Reserve remains committed to continued interest rates hikes. This has caused the front end of the curve to move higher. Floating rate bonds have performed well as they continue to increase yield with LIBOR moving higher in conjunction with the front-end treasury curve moving higher. As discussed above, we’ve seen the curve continue to flatten to its flattest levels since 2007. Will there be an inversion of the curve? Today, the 2 year US Treasury Yield and 10 year US Treasury Yield only differ by about 30bps (0.30%). Flat curves are typically a sign of a bear market to come. However, we’ve seen that bear markets typically occur six months to a year after the inversion occurs, which gives anyone time to begin reducing risk within portfolios. We continue to be very cognizant of how the treasury curve looks and its effect on our portfolios as a whole. As it stands, we continue to avoid the front end of the yield curve as the Federal Reserve remains committed to hiking. On the longer end, the yield curve is so flat now that we also view the longer end (30 year US Treasury Bond) as dangerous at this point. The long end of the yield curve runs risk of drastically steepening in a fundamentally stronger market if there is a last leg to this bull market cycle. Simply buying and holding longer duration assets does not justify that risk. Our view would change if inflation expectations begin falling, and risk assets begin weakening; the long end should serve as a proper hedge in that scenario.

We remain tactical in our exposure to treasuries and duration; the Funds currently have little to no exposure to government securities right now. We continue to see value in high quality floating rate paper, which commands a large allocation in our Short Duration Bond Fund and is the reason why we launched our Floating Rate Fund. We remain opportunistic in the high yield markets looking for unique opportunities and value within single security selection.

In the following pages, you will find detailed information about the Leader Short Duration Bond Fund, the Leader Total Return Fund, and the Leader Floating Rate Fund and performance since inception of the Funds. We hope you will take a moment to read this information, and let us know if you have any questions about your investment. You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Funds and we look forward to serving your investment needs in the years to come.

Sincerely,

John Lekas

Senior Portfolio Manager

Ethan Lai

Associate Portfolio Manager

[1]	The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

[2]	An unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

This material must be preceded or accompanied by a prospectus. Investors should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. The Prospectus contains this and other important information about the Funds. For a current Prospectus, call 800-269-8810 or go to www.leadercapital.com. Distributor: Ceros Financial Services, Inc., Member FINRA/SIPC. Leader Capital and Ceros are not affiliated. Gemini Fund Services serves as the Funds’ transfer agent and is not affiliated with the Advisor, Fund or distributor.

The Funds’ past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling Gemini Fund Services at 1-800-711-9164.

As stated in the current prospectus, the Funds’ annual operating expense ratio (gross) are as follows:

The Leader Short Duration Bond Fund 1.07% (LCCIX), 1.57% (LCCMX), 1.57% (LCAMX) and 2.07% (LCMCX).

The Leader Total Return Fund 1.34% (LCTIX), 1.84% (LCTRX), 1.84% (LCATX) and 2.34% (LCCTX).

The Leader Floating Rate Fund 0.66% (LFIFX), and 1.04% (LFVFX).

Investments in debt securities typically decrease in value when interest rates rise. This risk is actually greater for longer-term debt securities. Investment by the Funds in lower-rated and nonrated securities presents a greater risk of loss of principal and interest than higher-rated securities. The Funds are exposed to credit risk where lower – rated securities have a higher risk of defaulting on obligations. Investments in foreign securities involve greater volatility and political, economic and currency risks. They may also have different accounting methods. Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund )
Investment Highlights (Unaudited)
May 31, 2018

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund’s sector breakdown as of May 31, 2018 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Sector Breakdown

% of Portfolio of Investments

Funds, 16.69%
Materials, 0.68%
Utilities, 0.90%
Health Care, 1.06%
Energy, 4.11%
U.S. Government, 4.85%
Financial, 6.59%
Commercial Mortgage Obligations, 15.58%
Asset Backed Securities, 49.54%

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund )
Investment Highlights (Unaudited) (Continued)
May 31, 2018

The Fund’s performance figures* for each of the periods ending May 31, 2018, compared to its benchmark:

	Returns greater than 1 year are annualized
					Date of Inception
	1 Year	3 Year	5 Year	10 Year	July 14, 2005	October 31, 2008	March 21 ,2012	August 8, 2012
Leader Short Duration Bond Fund - Investor Class	1.76%	(0.76)%	0.44%	1.89%	2.35%	N/A	N/A	N/A
Leader Short Duration Bond Fund - Institutional Class	2.31%	(0.41)%	1.01%	N/A	N/A	3.78%	N/A	N/A
Leader Short Duration Bond Fund - Class A	1.76%	(0.93)%	0.33%	N/A	N/A	N/A	1.33%	N/A
Leader Short Duration Bond Fund - Class A with Load **	0.19%	(1.43)%	(0.39)%	N/A	N/A	N/A	0.74%	N/A
Leader Short Duration Bond Fund - Class C	1.21%	(1.41)%	(0.01)%	N/A	N/A	N/A	N/A	0.84%
Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index ***	0.21%	0.71%	0.83%	1.68%	2.38%	1.72%	0.89%	0.84%

Comparison of the Change in Value of a $10,000 Investment | July 14, 2005 – May 31, 2018

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.57%, 1.07%, 1.57% and 2.07% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated September 29, 2017, supplemented April 5, 2018. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Returns are calculated using the traded NAV on May 31, 2018. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge was 3.50%.

***	Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. One cannot invest directly in an index. Sector allocations are subject to change. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund )
PORTFOLIO OF INVESTMENTS
May 31, 2018

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value ($)

	BONDS & NOTES - 52.9%
	BANKS- 2.5%
1,500,000	Bank of America Corp. (a)	3 Month LIBOR + 4.17%	6.5000	Perpetual	1,593,750
500,000	JPMorgan Chase & Co. (a)	3 Month LIBOR + 3.78%	6.7500	Perpetual	541,400
1,000,000	JPMorgan Chase & Co. (a)	3 Month LIBOR + 3.80%	5.3000	12/29/2049	1,024,500
					3,159,650
	OIL & GAS SERVICES - 1.5%
850,000	Transocean Phoenix 2 Ltd. (b)		7.7500	10/15/2024	916,938
900,000	Transocean Proteus Ltd. (b)		6.2500	12/1/2024	916,875
					1,833,813
	OTHER ABS - 48.9%
1,000,000	ALM XIX Ltd. (a,b)	3 Month LIBOR + 1.55%	3.8977	7/15/2028	1,005,312
2,000,000	Anchorage Capital CLO 9 Ltd. (f,g)		0.0000	1/28/2031	1,760,000
4,200,000	Ares XXXVII CLO Ltd. (b,f,g)		0.0000	10/15/2030	3,491,250
2,000,000	Ares XXXVIII CLO Ltd. (b,f,g)		0.0000	4/20/2030	1,837,093
2,350,000	BlueMountain CLO 2013-1 Ltd. (a,b)	3 Month LIBOR + 1.40%	3.7587	1/20/2029	2,355,979
1,000,000	BlueMountain CLO 2013-2 Ltd. (a,b)	3 Month LIBOR + 1.18%	3.5416	10/22/2030	1,004,062
1,412,500	BlueMountain CLO 2013-2 Ltd. (a,b)	3 Month LIBOR + 1.95%	4.3116	10/22/2030	1,424,859
1,000,000	BlueMountain CLO 2016-3 Ltd. (a,b)	3 Month LIBOR + 2.40%	4.7425	11/15/2027	1,004,875
2,000,000	Bristol Park CLO Ltd. (b,f,g)		0.0000	4/15/2029	1,575,428
1,000,000	Carlyle Global Market Strategies CLO 2013-1 Ltd. (a,b)	3 Month LIBOR + 1.68%	4.0350	8/14/2030	1,005,000
1,000,000	Carlyle Global Market Strategies CLO 2014-2R Ltd. (a,b)	3 Month LIBOR + 5.35%	5.1300	5/15/2031	1,000,000
1,000,000	CARLYLE US CLO 2017-1 Ltd. (a,b)	3 Month LIBOR + 1.65%	4.0087	4/20/2031	1,005,862
2,000,000	CARLYLE US CLO 2017-4 Ltd. (b,f,g)		0.0000	1/15/2030	2,005,105
1,234,246	CARLYLE US CLO 2017-4 Ltd. (b,f,g)		0.0000	1/15/2030	1,237,396
500,000	CIFC Funding 2013-I Ltd. (a,b)	3 Month LIBOR + 1.75%	4.0977	7/16/2030	501,872
1,750,000	CIFC Funding 2014 Ltd. (a,b)	3 Month LIBOR + 1.40%	3.7551	1/18/2031	1,752,922
1,600,000	CIFC Funding 2017-III Ltd. (b,f,g)		0.0000	7/20/2030	1,446,629
1,000,000	Dryden 45 Senior Loan Fund (a,b)	3 Month LIBOR + 1.80%	4.1477	7/15/2027	1,002,051
2,000,000	Dryden 49 Senior Loan Fund (b,f,g)		0.0000	7/18/2030	1,801,630
2,000,000	Dryden XXV Senior Loan Fund (b,f,g)		0.0000	10/15/2027	1,174,611
750,000	Dryden XXV Senior Loan Fund (f,g)		0.0000	10/15/2027	439,438
3,000,000	Greenwood Park CLO Ltd. (b,f,g)		0.0000	4/15/2031	2,889,538
2,500,000	Long Point Park CLO Ltd. (b,f,g)		0.0000	1/17/2030	2,850,000
250,000	Madison Park Funding XII Ltd. (a,b)	3 Month LIBOR + 1.65%	4.0087	7/20/2026	250,607
625,000	Madison Park Funding XXIII Ltd. (a,b)	3 Month LIBOR + 1.70%	4.0656	7/27/2030	629,102
2,000,000	Magnetite XIX Ltd. (b,f,g)		0.0000	7/17/2030	1,643,510
1,000,000	Octagon Investment Partners 18 Ltd. (a,b)	3 Month LIBOR + 5.51%	7.8654	4/16/2031	1,002,513
1,000,000	Octagon Investment Partners 28 Ltd. (a,b)	3 Month LIBOR + 2.40%	4.7592	10/24/2027	1,002,597
1,957,573	Octagon Investment Partners 31 Ltd. (a,b)	3 Month LIBOR + 2.40%	4.7587	7/20/2030	1,970,589
625,000	Octagon Investment Partners 32 Ltd. (a,b)	3 Month LIBOR + 1.70%	4.0477	7/15/2029	628,650
1,750,000	Octagon Investment Partners XXII Ltd. (a,b)	3 Month LIBOR + 5.45%	7.8116	1/22/2030	1,760,938
1,000,000	Palmer Square CLO 2015-2 Ltd. (a,b)	3 Month LIBOR + 1.35%	3.7087	7/20/2030	1,004,630
2,780,000	Race Point VIII CLO Ltd. (a,b)	3 Month LIBOR + 1.34%	3.6713	2/20/2030	2,825,417
2,000,000	Race Point VIII CLO Ltd. (a,b)	3 Month LIBOR + 2.50%	4.8313	2/20/2030	2,017,604
1,000,000	RR 2 Ltd. (a,b)	3 Month LIBOR + 1.60%	3.9477	10/15/2029	1,003,489
1,000,000	RR 3 Ltd. (a,b)	3 Month LIBOR + 1.09%	3.4377	1/15/2030	1,002,498
1,000,000	Sound Point CLO XVIII Ltd. (a,b)	3 Month LIBOR + 1.12%	2.8645	1/20/2031	1,002,330
3,000,000	Symphony CLO XVIII Ltd. (a,b)	3 Month LIBOR + 6.35%	8.7116	1/23/2028	3,078,750
2,500,000	Symphony CLO XVIII Ltd. (b,f,g)		0.0000	1/23/2028	1,950,000
1,000,000	THL Credit Wind River 2014-1 CLO Ltd. (a,b)	3 Month LIBOR + 1.05%	3.3680	7/18/2031	1,000,000
500,000	THL Credit Wind River 2014-2 CLO Ltd. (a,b)	3 Month LIBOR + 1.14%	3.4877	1/15/2031	502,781
900,000	THL Credit Wind River 2017-1 CLO Ltd. (a,b)	3 Month LIBOR + 1.70%	4.0551	4/18/2029	901,337
300,000	Voya CLO 2014-2 Ltd. (a,b)	3 Month LIBOR + 1.25%	3.6028	4/17/2030	301,452
					61,049,706

	TOTAL BONDS & NOTES (Cost - $66,347,455)				66,043,169

See accompanying notes to financial statements.

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund )
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2018

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value ($)
	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 15.4%
	U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 15.4%
221,096,157	Fannie Mae-Aces 2010-M3 X (f,h)		0.4650	3/25/2020	1,314,416
44,207	Fannie Mae-Aces 2010-M4 A3 (f,h)		3.8190	6/25/2020	44,821
138,327,598	Fannie Mae-Aces 2010-M4 X (f,h)		0.8747	6/25/2020	1,793,936
277,645,859	Fannie Mae-Aces 2010-M6 X (f,h)		0.2729	9/25/2020	1,735,287
219,560,243	Fannie Mae-Aces 2011-M9 X (f,h)		0.1511	1/25/2021	857,657
333,485,754	Fannie Mae-Aces 2011-M2 X (f,h)		0.1504	4/25/2021	2,167,657
297,386,851	Fannie Mae-Aces 2011-M4 X (f,h)		0.1392	6/25/2021	2,025,205
345,030,664	Fannie Mae-Aces 2011-M1 X (f,h)		0.1643	6/25/2021	2,092,611
165,419,232	Fannie Mae-Aces 2011-M3 X (f,h)		0.1336	7/25/2021	1,023,945
458,219,412	Fannie Mae-Aces 2011-M8 X (f,h)		0.1316	8/25/2021	2,362,121
440,208,275	Fannie Mae-Aces 2012-M1 X (f,h)		0.1578	10/25/2021	1,897,298
147,119,705	Fannie Mae-Aces 2013-M3 X2 (f,h)		0.2092	11/25/2022	865,064
20,000,000	Freddie Mac Multifamily Structured Pass Through Certificates K721 X3 (f)		1.3384	9/25/2022	1,012,900
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $18,234,774)				19,192,918

			Dividend
Shares			Rate (%)
	PREFERRED STOCKS - 9.2%
	AUCTION RATE PREFERRED STOCKS - 0.9%
27	Eaton Vance Senior Floating-Rate Trust (c,d,e)		2.5100	Perpetual	641,250
18	Eaton Vance Senior Floating-Rate Trust (c,d,e)		2.4950	Perpetual	427,500
					1,068,750
	CHEMICALS - 0.7%
6,500	Rayonier Advanced Materials, Inc. #		8.0000	8/15/2019	836,733

	DIVERSIFIED FINANCIAL SERVICES - 3.1%
2,500	ALM VII Ltd. (b,i)		0.0000	10/15/2018	2,302,234
2,000	RR3 Ltd. (b,i)		0.0000	Perpetual	1,590,462
					3,892,696
	HEALTHCARE - PRODUCTS - 1.0%
22,500	Becton Dickinson and Co.		6.1250	5/1/2020	1,309,950

	OIL & GAS - 2.6%
25,000	Hess Corp.		8.0000	2/1/2019	1,711,625
20,000	WPX Energy, Inc.		6.2500	7/31/2018	1,514,400
					3,226,025
	UTILITIES - 0.9%
20,000	South Jersey Industries, Inc.		7.2500	4/15/2021	1,104,000

	TOTAL PREFERRED STOCK - (Cost $11,367,425)				11,438,154

	OPEN END MUTUAL FUND - 7.7%
961,239	Leader Floating Rate Fund - Institutional Class ^ (Cost - $9,665,982)				9,650,838

	SHORT - TERM INVESTMENTS - 13.6%
	MONEY MARKET FUND - 8.8%
10,919,496	Federated Treasury Obligations Fund - Institutional Class 1.62% # (a)				10,919,496

Principal			Discount
Amount ($)			Rate (%)	Maturity
	U.S. TREASURY OBLIGATIONS - 4.8%
2,000,000	United States Treasury Bill #		0.3554	6/30/2018	1,999,416
2,000,000	United States Treasury Bill #		0.9446	9/15/2018	1,994,477
2,000,000	United States Treasury Bill #		0.8739	12/31/2018	1,989,805
					5,983,698

	TOTAL SHORT-TERM INVESTMENTS (Cost -$16,904,802)				16,903,194

	TOTAL INVESTMENTS - 98.8% (Cost - $122,520,438)				$123,228,273
	OTHER ASSETS LESS LIABILITIES - 1.2%				1,518,127
	NET ASSETS - 100.0%				$124,746,400

See accompanying notes to financial statements.

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund )
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2018

Shares		Value ($)
	SECURITIES SOLD SHORT - (4.2)%
	CHEMICALS - (0.5)%
(33,800)	Rayonier Advanced Materials, Inc.	(605,358)

	HEALTHCARE - PRODUCTS - (0.8)%
(4,500)	Becton Dickinson and Co.	(997,155)

	OIL & GAS - (2.2)%
(24,250)	Hess Corp.	(1,465,185)
(72,200)	WPX Energy, Inc.	(1,314,762)
		(2,779,947)
	UTILITIES - (0.7)%
(24,000)	South Jersey Industries, Inc.	(794,880)

	TOTAL SECURITIES SOLD SHORT (Proceeds - $5,013,742)	(5,177,340)

ABS - Asset Backed Security

CLO - Collateralized Loan Obligation

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

#	Segregated as collateral for securities sold short.

^	Affiliated investment.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2018.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2018, these securities amounted to $64,576,777 or 51.8% of net assets.

(c)	The value of this security has been determined in good faith under the polices of the Board of Trustees.

(d)	The Advisor or Trustees have determined these securities to be illiquid. At May 31, 2018, these securities amounted to $1,068,750 or 0.9% of net assets.

(e)	Rate shown represents the dividend rate as of May 31, 2018.

(f)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(g)	Zero coupon collateralized loan obligation (CLO) due to seniority of CLO tranche. See Note 1 to the financial statements.

(h)	Interest only security.

(i)	Zero coupon security.

See accompanying notes to financial statements.

Leader Total Return Fund
Investment Highlights (Unaudited)
May 31, 2018

The primary investment objective of the Fund is to seek income and capital appreciation to produce a high total return. The Fund expects to achieve its objectives by investing primarily in domestic and foreign fixed income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward among fixed income peer groups. The Fund’s sector breakdown as of May 31, 2018 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Sector Breakdown
% of Portfolio of Investments

Government, 2.62%
Funds, 15.34%
Asset Backed Securities, 48.34%
Financial, 10.46%
Commercial Mortgage Obligations, 23.24%

Leader Total Return Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2018

The Fund’s performance figures* for each the periods ending May 31, 2018, compared to its benchmark:

	Returns greater than 1 year are annualized
				Date of Inception
	1 Year	3 Year	5 Year	July 30, 2010	March 21, 2012	August 8, 2012
Leader Total Return Fund - Investor Class	3.76%	(0.16)%	1.36%	3.45%	N/A	N/A
Leader Total Return Fund - Institutional Class	4.14%	0.30%	2.09%	4.05%	N/A	N/A
Leader Total Return Fund - Class A	3.47%	(0.22)%	1.32%	N/A	3.13%	N/A
Leader Total Return Fund - Class A with Load **	1.87%	(0.72)%	0.61%	N/A	2.53%	N/A
Leader Total Return Fund - Class C	3.08%	(0.71)%	0.88%	N/A	N/A	2.79%
Barclays US Intermediate Aggregate Index ***	(0.37)%	1.39%	1.98%	2.67%	2.12%	1.70%

Comparison of the Change in Value of a $2,000,000 Investment | July 30, 2010 – May 31, 2018

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.84%, 1.34%, 1.84% and 2.34% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated September 29, 2017, supplemented April 5, 2018. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. Returns are calculated using the traded NAV on May 31, 2018. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge 3.50%.

***	Barclays US Intermediate Aggregate Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS
May 31, 2018

Principal			Coupon
Amount ($)		Variable Rate	Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 51.7%
	BANKS - 2.8%
500,000	Bank of America Corp. (a)	3 Month LIBOR + 4.17%	6.5000	Perpetual	531,250

	INSURANCE - 0.7%
145,000	MetLife, Inc. (a)	3 Month LIBOR + 3.57%	5.2500	12/29/2049	147,900

	OTHER ABS - 48.2%
1,000,000	Ares XXXVII CLO Ltd. (b,c,d)		0.0000	10/15/2030	831,250
500,000	Ares XXXVIII CLO Ltd. (b,c,d)		0.0000	4/20/2030	459,273
1,000,000	Bristol Park CLO Ltd. (b,c,d)		0.0000	4/15/2029	787,714
500,000	Carlyle Global Market Strategies CLO 2014-3 Ltd. (a,b)	3 Month LIBOR + 5.75%	8.1156	7/27/2026	501,316
765,754	Carlyle US CLO 2017-4 Ltd. (b,c,d)		0.0000	1/15/2030	767,708
650,000	CIFC Funding 2017-III Ltd. (b,c,d)		0.0000	7/20/2030	587,693
1,000,000	Dryden 49 Senior Loan Fund (b,c,d)		0.0000	7/18/2030	900,815
1,000,000	Dryden XXV Senior Loan Fund (b,c,d)		0.0000	10/15/2027	587,305
500,000	Dryden XXV Senior Loan Fund (c,d)		0.0000	10/15/2027	292,959
1,000,000	Greenwood Park CLO Ltd. (b,c,d)		0.0000	4/15/2031	963,179
500,000	Long Point Park CLO Ltd. (b,c,d)		0.0000	1/17/2030	570,000
1,000,000	Magnetite XIX Ltd. (b,c,d)		0.0000	7/17/2030	821,755
500,000	Octagon Investment Partners 18-R Ltd. (a,b)	3 Month LIBOR + 5.51%	7.8654	4/16/2031	501,256
250,000	Octagon Investment Partners XXII Ltd. (a,b)	3 Month LIBOR + 5.45%	7.8116	1/22/2030	251,563
500,000	Symphony CLO XVIII Ltd. (b,c,d)		0.0000	1/23/2028	390,000
					9,213,786

	TOTAL BONDS & NOTES (Cost - $9,945,633)				9,892,936

	U.S. GOVERNMENT & AGENCY OBLIGATIONS - 23.1%
	U.S AGENCY COMMERCIAL MORTGAGE OBLIGATIONS - 23.1%
43,054,778	Fannie Mae-Aces 2010 - M3 X (c,e)		0.4650	3/25/2020	255,961
26,631,908	Fannie Mae-Aces 2010 - M4 X (c,e)		0.8747	6/25/2020	345,383
88,175,980	Fannie Mae-Aces 2010 - M6 X (c,e)		0.2729	9/25/2020	551,100
66,184,961	Fannie Mae-Aces 2011 - M1 X (c,e)		0.1643	6/25/2021	401,412
74,787,668	Fannie Mae-Aces 2011 - M2 X (c,e)		0.1504	4/25/2021	486,120
44,101,138	Fannie Mae-Aces 2011 - M3 X (c,e)		0.1336	7/25/2021	272,986
74,081,449	Fannie Mae-Aces 2011 - M4 X (c,e)		0.1392	6/25/2021	504,495
74,020,577	Fannie Mae-Aces 2011 - M8 X (c,e)		0.1318	8/25/2021	381,576
70,756,028	Fannie Mae-Aces 2011 - M9 X (c,e)		0.1511	1/25/2021	276,391
78,149,964	Fannie Mae-Aces 2012 - M1 X (c,e)		0.1578	10/25/2021	336,826
4,925,143	Freddie Mac Multifamily Structured Pass Through Certificates K033 X1 (c)		0.4205	7/25/2023	73,434
5,000,000	Freddie Mac Multifamily Structured Pass Through Certificates K721 X3 (c)		1.3384	9/25/2022	253,225
112,098,791	FREMP Mortage trust 2011-K15 X2 (b,c)		0.1000	8/25/2044	287,533
	TOTAL U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost - $4,198,674)				4,426,442

Shares
	PREFERRED STOCK - 6.9%
	DIVERSIFIED FINANCIAL SERVICES - 6.9%
500	ALM VII Ltd. (b,f)		0.0000	10/25/2028	460,447
1,073	RR 3 Ltd. (b,f)		0.0000	Perpetual	853,283
	TOTAL PREFERRED STOCK ( Cost - $1,314,987)				1,313,730

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2018

		Coupon
Shares		Rate (%)	Maturity	Value ($)
	SHORT-TERM INVESTMENTS - 17.9%
	MONEY MARKET FUND - 15.3%
2,923,716	Federated Treasury Obligations Fund 1.62% (a)			2,923,716

	U.S. TREASURY OBLIGATIONS - 2.6%
500,000	United States Treasury Note	1.0000	9/15/2018	498,619

	TOTAL SHORT-TERM INVESTMENTS (Cost - $3,422,433)			3,422,335

	TOTAL INVESTMENTS - 99.6% (Cost - $18,881,727)			$19,055,443
	OTHER ASSETS LESS LIABILITIES - 0.4%			75,487
	NET ASSETS - 100.0%			$19,130,930

ABS - Asset Backed Securities

CLO - Collateralized Loan Obligation

Perpetual - Perpetual stocks and bonds are fixed income instruments without defined maturity dates

(a)	Variable rate security; the rate shown represents the rate at May 31, 2018.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2018, these securities amounted to $10,522,090 or 55.0% of net assets.

(c)	Variable or Floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets.

(d)	Zero coupon collateralized loan obligation (CLO) due to seniority of CLO tranche. See Note 1 to the financial statements.

(e)	Interest only security.

(f)	Zero coupon security.

See accompanying notes to financial statements.

Leader Floating Rate Fund
Investment Highlights (Unaudited)
May 31, 2018

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non- investment grade debt securities, both domestic and foreign. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund’s sector breakdown as of May 31, 2018 is shown below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Sector Breakdown
% of Portfolio of Investments
Funds, 0.16%
Asset Backed Securities,
99.84%

Leader Floating Rate Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2018

The Fund’s performance figures* for the periods ending May 31, 2018, compared to its benchmark:

	Returns greater than 1 year are annualized
		Since Inception
	1 Year	December 30, 2016
Leader Floating Rate Fund - Investor Class	2.65%	2.27%
Leader Floating Rate Fund - Institutional Class	2.94%	2.67%
S&P/LSTA Leveraged Loan Total Return Index**	4.20%	3.94%

Comparison of the Change in Value of a $2,000,000 Investment | December 30, 2016 – May 31, 2018

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.04% and 0.66% for Investor Class and Institutional Class, respectively, per the Fund’s prospectus dated September 29, 2017, supplemented April 5, 2018. The Fund’s total gross annual operating expenses are 8.57% for Investor Class and 11.09% for Institutional Class shares per the prospectus dated April 5, 2018. Returns are calculated using the traded NAV on May 31, 2018. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	The S&P/LSTA Leveraged Loan Total Return Index is a market value weighted index designed to measure the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Leader Floating Rate Fund
PORTFOLIO OF INVESTMENTS
May 31, 2018

Principal			Coupon Rate
Amount ($)		Variable Rate	(%)	Maturity	Value ($)
	BONDS & NOTES - 99.5%
	ASSET BACKED - 99.5%
2,000,000	ALM VII R-2 Ltd. (a,b)	3 Month LIBOR + 2.75%	5.0977	10/15/2027	2,012,331
2,000,000	ALM 2016-19A A1 (a,b)	3 Month LIBOR + 1.55%	3.8977	7/15/2028	2,010,625
2,000,000	Anchorage Capital CLO 9 Ltd. (a,b)	3 Month LIBOR + 2.80%	5.1477	1/15/2029	2,016,110
2,000,000	Atrium CDO IX Corp. (a,b)	3 Month LIBOR + 1.24%	3.5594	5/28/2030	2,008,750
1,000,000	Atrium CDO XII Corp. (a,b)	3 Month LIBOR + 0.83%	3.1916	4/22/2027	999,392
1,000,000	BlueMountain CLO 2013-1 Ltd. (a,b)	3 Month LIBOR + 1.40%	3.7587	1/20/2029	1,002,544
2,000,000	BlueMountain CLO 2013-2 Ltd. (a,b)	3 Month LIBOR + 1.18%	3.5416	10/22/2030	2,008,125
2,000,000	BlueMountain CLO 2016-3 Ltd. (a,b)	3 Month LIBOR + 2.40%	4.7425	11/15/2027	2,009,750
2,000,000	Carlyle Global Market Strategies CLO 2012-3 Ltd. (a,b)	3 Month LIBOR + 1.45%	3.7977	10/14/2028	2,004,345
1,000,000	Carlyle Global Market Strategies CLO 2013-1 Ltd. (a,b)	3 Month LIBOR + 1.68%	4.0350	8/14/2030	1,005,000
2,000,000	Carlyle Global Market Strategies CLO 2015-4 Ltd. (a,b)	3 Month LIBOR + 1.53%	3.8887	10/20/2027	2,005,995
1,000,000	Carlyle Global Market Strategies CLO 2015-5 Ltd. (a,b)	3 Month LIBOR + 1.55%	3.9087	1/20/2028	1,004,730
1,000,000	CARLYLE US CLO 2017-1 Ltd. (a,b)	3 Month LIBOR + 1.65%	4.0087	4/20/2031	1,005,862
1,000,000	Cent CLO 18 Ltd. (a,b)	3 Month LIBOR + 2.52%	4.8816	7/23/2025	1,000,000
2,035,000	CIFC Funding 2013-I Ltd. (a,b)	3 Month LIBOR + 1.25%	3.5977	7/16/2030	2,046,416
1,500,000	CIFC Funding 2013-I Ltd. (a,b)	3 Month LIBOR + 1.75%	4.0977	7/16/2030	1,505,617
2,000,000	CIFC Funding 2013-2A Ltd. (a,b)	3 Month LIBOR + 1.21%	3.5651	10/18/2030	2,009,000
2,000,000	CIFC Funding 2015-IV Ltd. (a,b)	3 Month LIBOR + 2.20%	4.5587	10/20/2027	2,006,208
2,000,000	CIFC Funding 2017-IV Ltd. (a,b)	3 Month LIBOR + 1.25%	3.6092	10/24/2030	2,017,862
1,000,000	Dryden 36 Senior Loan Fund (a,b)	3 Month LIBOR + 2.80%	5.1477	1/15/2028	1,008,653
1,500,000	Dryden 45 Senior Loan Fund (a,b)	3 Month LIBOR + 1.80%	4.1477	7/15/2027	1,503,077
1,085,000	Dryden 49 Senior Loan Fund (a,b)	3 Month LIBOR + 1.21%	3.5651	7/18/2030	1,088,927
2,000,000	Gilbert Park CLO Ltd. (a,b)	3 Month LIBOR + 1.19%	3.5377	10/15/2030	2,005,996
2,000,000	Goldentree Loan Opportunities XI Ltd. (a,b)	3 Month LIBOR + 1.07%	3.4251	1/18/2031	2,004,470
1,000,000	KKR CLO 21 Ltd. (a,b)	3 Month LIBOR + 1.00%	3.3446	4/15/2031	999,918
2,000,000	LCM 26 Ltd. (a,b)	3 Month LIBOR + 1.07%	2.9956	1/20/2031	2,005,002
1,000,000	Madison Park Funding X Ltd. (a,b)	3 Month LIBOR + 1.90%	4.2587	1/20/2029	1,005,596
2,000,000	Madison Park Funding XVII Ltd. (a,b)	3 Month LIBOR + 1.19%	3.5516	10/21/2030	2,007,998
2,000,000	Neuberger Berman CLO XVII Ltd. (a,b)	3 Month LIBOR +1.85%	4.2116	4/22/2029	2,011,707
2,000,000	Neuberger Berman CLO XVII Ltd. (a,b)	3 Month LIBOR + 2.65%	5.0116	4/22/2029	2,021,689
2,000,000	Octagon Investment Partners 28 Ltd. (a,b)	3 Month LIBOR + 2.40%	4.7592	10/24/2027	2,005,194
1,000,000	Octagon Investment Partners 30 Ltd. (a,b)	3 Month LIBOR + 1.70%	4.0587	3/17/2030	1,003,918
2,000,000	OHA Credit Partners VIII Ltd. (a,b)	3 Month LIBOR + 2.70%	5.0587	1/20/2028	2,000,000
3,000,000	OHA Loan Funding 2016-1 Ltd. (a,b)	3 Month LIBOR + 1.80%	4.1587	1/20/2028	3,013,882
1,000,000	Palmer Square CLO 2015-2 Ltd. (a,b)	3 Month LIBOR + 1.35%	3.7087	7/20/2030	1,004,629
2,000,000	Palmer Square CLO 2015-2 Ltd. (a,b)	3 Month LIBOR + 1.80%	4.1587	7/20/2030	2,012,640
1,000,000	RRAM 2017-2A A2 (a,b)	3 Month LIBOR + 1.60%	3.9477	10/15/2029	1,003,489
2,000,000	RRAM 2018-3A A1R2 (a,b)	3 Month LIBOR + 1.09%	3.4377	1/15/2030	2,004,996
2,000,000	Sound Point CLO XVIII Ltd. (a,b)	3 Month LIBOR + 1.12%	2.8645	1/20/2031	2,004,660
2,000,000	THL Credit Wind River 2014-2 CLO Ltd. (a,b)	3 Month LIBOR + 1.14%	3.4877	1/15/2031	2,011,124
1,520,000	Voya CLO 2017-3 Ltd. (a,b)	3 Month LIBOR + 1.23%	3.5887	7/20/2030	1,526,639
	TOTAL ASSET BACKED SECURITIES (Cost - $68,966,193)				68,932,866

Shares
	SHORT-TERM INVESTMENT - 0.1%
	MONEY MARKET FUND - 0.1%
111,482	Federated Treasury Obligations Fund - Institutional Class 1.62% (a)
	(Cost - $111,482)				111,482

	TOTAL INVESTMENTS - 99.6% (Cost - $69,077,675)				$69,044,348
	OTHER ASSETS LESS LIABILITIES - 0.4%				257,387
	NET ASSETS - 100.0%				$69,301,735

CLO - Collateralized Loan Obligation

(a)	Variable rate security; the rate shown represents the rate at May 31, 2018.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2018, these securities amounted to $68,932,866 or 99.5% of net assets.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2018

	Leader Short Duration	Leader Total Return	Leader Floating Rate
	Bond Fund	Fund	Fund
ASSETS
Investments in Unaffiliated securities, at cost:	$112,854,456	$18,881,727	$69,077,675
Investments in Affiliated securities, at cost:	9,665,982	—	—
Investments in Unaffiliated securities, at value:	113,577,435	19,055,443	69,044,348
Investments in Affiliated securities, at value:	9,650,838	—	—
Cash held at broker	4,191,959	1,415	—
Foreign currency (cost $1,247,613, $0 and $0, respectively)	976,778	—	—
Cash held as collateral	13,063	—	—
Receivable for securities sold	1,007,973	2,526	—
Dividends and interest receivable	912,897	157,813	338,591
Receivable for Fund shares sold	5,240	507	45,945
Prepaid expenses and other assets	61,521	38,099	22,454
TOTAL ASSETS	130,397,704	19,255,803	69,451,338

LIABILITIES
Securities sold short (proceeds $5,013,742, $0 and $0, respectively)	5,177,340	—	—
Payable for Fund shares redeemed	233,620	44,591	47,483
Dividends payable	74,852	20,879	37,545
Investment advisory fees payable	40,175	5,858	11,264
Distribution (12b-1) fees payable	37,943	4,904	4,718
Payable to related parties	21,345	12,781	11,028
Accrued expenses and other liabilities	66,029	35,860	37,565
TOTAL LIABILITIES	5,651,304	124,873	149,603
NET ASSETS	$124,746,400	$19,130,930	$69,301,735

Net Assets Consist Of:
Paid in capital	$203,187,212	$52,330,326	$69,336,101
Accumulated net investment income	1,093,298	311,296	416
Accumulated net realized loss from investments and foreign currency transactions	(79,807,512)	(33,684,408)	(1,455)
Net unrealized appreciation/(depreciation) on investments and foreign currency	273,402	173,716	(33,327)
NET ASSETS	$124,746,400	$19,130,930	$69,301,735

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$54,874,128	$8,091,331	$13,622,073
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	6,156,706	833,125	1,356,989
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.91	$9.71	$10.04
Institutional Class Shares:
Net Assets	$59,181,433	$8,831,151	$55,679,662
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	6,588,283	913,407	5,544,384
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$8.98	$9.67	$10.04
Class A Shares:
Net Assets	$6,775,876	$952,497	N/A
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	761,523	98,422	N/A
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$8.90	$9.68	N/A
Offering price per share (net asset value plus maximum sales charge of 1.50%)	$9.04	$9.83	N/A
Class C Shares:
Net Assets	$3,914,963	$1,255,951	N/A
Shares of beneficial interest outstanding ($0 par value, unlimited shares authorized)	439,077	128,694	N/A
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (1)	$8.92	$9.76	N/A

(1)	Class C shares are subject to a 1.00% CDSC on shares redeemed within the first 12 months of purchase.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF OPERATIONS
For the Year Ended May 31, 2018

	Leader Short Duration	Leader Total Return	Leader Floating
	Bond Fund	Fund	Rate Fund
INVESTMENT INCOME
Interest	$7,015,215	$1,532,939	$997,036
Dividends	610,153	189,298	—
Dividends from Affiliated Investments	182,310	—	—
Foreign withholding taxes	(25,346)	(9,218)	—
Investments in Affiliated securities, at value:	7,782,332	1,713,019	997,036

EXPENSES
Investment advisory fees	1,208,816	217,737	191,995
Distribution (12b-1) fees:
Investor Class	350,223	55,743	25,988
Class C	44,490	17,998	—
Class A	38,745	9,260	—
Administrative services fees	174,646	36,433	60,883
Transfer agent fees	94,988	66,558	25,505
Professional fees	42,541	40,978	54,464
Registration fees	56,479	53,711	15,822
Accounting services fees	59,359	24,751	27,967
Interest expense	72,189	13,983	—
Trustees’ fees and expenses	22,893	23,023	16,600
Dividend expense on securities sold short	43,082	9,888	—
Printing expenses	28,375	4,119	6,754
Chief compliance officer fees	19,083	10,381	16,001
Insurance expense	7,394	1,149	50
Shareholder servicing fees	147	3,150	4,126
Custody	5,280	500	1,969
Other expenses	288	1,523	2,154
TOTAL EXPENSES	2,269,018	590,885	450,278

Less: Expense voluntarily waived by the Advisor	(44,426)	—	(104,008)
Less: Expense contractually waived or reimbursed by the Advisor	—	—	(127,076)
NET EXPENSES	2,224,592	590,885	219,194

NET INVESTMENT INCOME	5,557,740	1,122,134	777,842

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, PURCHASED OPTIONS, FOREIGN CURRENCY AND SECURITIES SOLD SHORT
Net realized gain (loss) from:
Investments	(482,882)	874,380	3,076
Affiliated Investment	9,443	—	—
Purchased Options	(649,724)	(238,503)	—
Foreign currency transactions	50,672	50	—
Securities sold short	(833,869)	(93,273)	—
Net realized gain (loss)	(1,906,360)	542,654	3,076

Net change in unrealized appreciation (depreciation) on:
Investments	21,806	(685,837)	(34,166)
Affiliated Investment	(15,144)	—	—
Foreign currency translations	(59,454)	—	—
Securities sold short	(238,785)	(31,658)	—
Net change in unrealized depreciation	(291,577)	(717,495)	(34,166)

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, PURCHASED OPTIONS FOREIGN CURRENCY TRANSACTIONS AND SECURITIES SOLD SHORT	(2,197,937)	(174,841)	(31,090)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$3,359,803	$947,293	$746,752

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Leader		Leader		Leader
	Short Duration Bond Fund		Total Return Fund		Floating Rate Fund
	Year Ended		Year Ended		Year Ended	Period Ended
	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017 (a)
FROM OPERATIONS
Net Investment income	$5,557,740	$7,608,767	$1,122,134	$1,859,848	$777,842	$17,043
Net realized gain (loss) from investments, purchased options, foreign currency transactions and securities sold short	(1,906,360)	(5,372,497)	542,654	(1,574,731)	3,076	411
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and securities sold short	(291,577)	2,283,053	(717,495)	3,273,158	(34,166)	839
Net increase in net assets resulting from operations	3,359,803	4,519,323	947,293	3,558,275	746,752	18,293

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(1,867,407)	(2,845,767)	(303,338)	(396,451)	(161,561)	(5,118)
Institutional Class	(2,473,385)	(3,844,004)	(433,527)	(956,948)	(624,110)	(8,622)
Class A	(207,085)	(294,790)	(46,903)	(191,599)	—	—
Class C	(96,689)	(132,515)	(40,383)	(84,927)	—	—
From paid in capital:
Investor Class	—	(178,956)	—	(59,416)	—	—
Institutional Class	—	(212,154)	—	(126,011)	—	—
Class A	—	(19,992)	—	(20,515)	—	—
Class C	—	(11,834)	—	(7,271)	—	—
Net decrease in net assets from distributions to shareholders	(4,644,566)	(7,540,012)	(824,151)	(1,843,138)	(785,671)	(13,740)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	4,440,876	7,476,961	644,656	1,777,931	17,213,304	2,254,500
Institutional Class	8,821,490	28,012,854	1,860,143	8,668,870	66,327,801	2,187,230
Class A	393,422	146,408	60,584	415,401	—	—
Class C	958,591	128,061	146	65,016	—	—
Net asset value of shares issued in reinvestment of distributions to shareholders:
Investor Class	1,515,375	2,490,818	215,538	320,459	111,591	5,111
Institutional Class	2,218,733	3,166,018	414,478	1,048,828	562,570	8,100
Class A	153,208	232,257	34,024	154,986	—	—
Class C	75,015	115,152	38,693	85,817	—	—
Payments for shares redeemed:
Investor Class	(40,259,945)	(111,829,285)	(7,047,816)	(8,456,534)	(5,548,729)	(403,922)
Institutional Class	(57,624,423)	(169,103,100)	(15,769,692)	(30,381,524)	(13,346,319)	(35,136)
Class A	(3,738,653)	(13,831,311)	(3,443,605)	(6,516,323)	—	—
Class C	(3,017,402)	(6,715,393)	(1,125,237)	(3,642,181)	—	—
Net increase (decrease) in net assets from shares of beneficial interest	(86,063,713)	(259,710,560)	(24,118,088)	(36,459,254)	65,320,218	4,015,883

TOTAL INCREASE (DECREASE) IN NET ASSETS	(87,348,476)	(262,731,249)	(23,994,946)	(34,744,117)	65,281,299	4,020,436
NET ASSETS
Beginning of Year/Period	212,094,876	474,826,125	43,125,876	77,869,993	4,020,436	—
End of Year/Period *	$124,746,400	$212,094,876	$19,130,930	$43,125,876	$69,301,735	$4,020,436
* Includes accumulated net investment income of:	$1,093,298	$27,238	$311,296	$—	$416	$3,303

(a)	The Leader Floating Rate Fund commenced operations on December 30, 2016.

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leader		Leader		Leader Floating
	Short Duration Bond Fund		Total Return Fund		Rate Fund
	Year Ended		Year Ended		Year Ended	Period Ended
	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017	May 31, 2018	May 31, 2017 (a)
SHARE ACTIVITY
Investor Class:
Shares Sold	498,285	830,340	67,160	186,801	1,713,138	225,160
Shares Reinvested	169,906	276,890	22,421	33,740	11,110	511
Shares Redeemed	(4,509,216)	(12,429,551)	(735,926)	(890,217)	(552,578)	(40,352)
Net increase (decrease) in shares of beneficial interest outstanding	(3,841,025)	(11,322,321)	(646,345)	(669,676)	1,171,670	185,319

Institutional Class:
Shares Sold	978,682	3,087,031	194,700	917,878	6,600,443	218,481
Shares Reinvested	246,810	349,247	43,320	110,922	55,984	808
Shares Redeemed	(6,396,877)	(18,623,119)	(1,656,681)	(3,216,856)	(1,327,826)	(3,506)
Net increase (decrease) in shares of beneficial interest outstanding	(5,171,385)	(15,186,841)	(1,418,661)	(2,188,056)	5,328,601	215,783

Class A :
Shares Sold	44,396	16,283	6,317	43,842	N/A	N/A
Shares Reinvested	17,206	25,876	3,547	16,356	N/A	N/A
Shares Redeemed	(418,791)	(1,537,587)	(359,207)	(687,291)	N/A	N/A
Net decrease in shares of beneficial interest outstanding	(357,189)	(1,495,428)	(349,343)	(627,093)	N/A	N/A

Class C :
Shares Sold	107,944	14,138	15	6,833	N/A	N/A
Shares Reinvested	8,399	12,779	4,001	8,991	N/A	N/A
Shares Redeemed	(337,614)	(743,071)	(116,992)	(381,746)	N/A	N/A
Net decrease in shares of beneficial interest outstanding	(221,271)	(716,154)	(112,976)	(365,922)	N/A	N/A

(a)	The Leader Floating Rate Fund commenced operations on December 30, 2016.

See accompanying notes to financial statements.

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund)
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$8.98		$9.05		$9.79	$10.10	$9.87
From investment operations:
Net investment income (1)	0.29		0.20		0.19	0.24	0.25
Net realized and unrealized gain (loss) on investments	(0.11)		(0.08)		(0.74)	(0.23)	0.26
Total from investment operations	0.18		0.12		(0.55)	0.01	0.51
Less distributions from:
Net investment income	(0.25)		(0.17)		(0.15)	(0.24)	(0.28)
Net realized gains	—		—		—	(0.08)	—
Return of capital	—		(0.02)		(0.04)	—	—
Total distributions	(0.25)		(0.19)		(0.19)	(0.32)	(0.28)
Net asset value, end of year	$8.91		$8.98		$9.05	$9.79	$10.10
Total return (2)	1.99	% (6)	1.34	% (3)	(5.60)%	0.11%	5.27%
Net assets, end of year (000s)	$54,874		$89,743		$193,008	$335,258	$437,626
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.65%		1.54%		1.41%	1.43%	1.44%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.62%		1.54%		1.41%	1.43%	1.44%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.54%		1.48%		1.41%	1.43%	1.44%
Ratio of net investment income to average net assets (4,5)	3.23%		2.16%		2.08%	2.38%	2.48%
Portfolio Turnover Rate	325.30%		143.80%		106.98%	71.38%	85.13%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(3)	Total Return would have been 1.22% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund)
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$9.05		$9.12		$9.86	$10.17	$9.95
From investment operations:
Net investment income (1)	0.33		0.24		0.25	0.29	0.30
Net realized and unrealized gain (loss) on investments	(0.10)		(0.08)		(0.75)	(0.23)	0.26
Total from investment operations	0.23		0.16		(0.50)	0.06	0.56
Less distributions from:
Net investment income	(0.30)		(0.21)		(0.18)	(0.29)	(0.34)
Net realized gains	—		—		—	(0.08)	—
Return of capital	—		(0.02)		(0.06)	—	—
Total distributions	(0.30)		(0.23)		(0.24)	(0.37)	(0.34)
Net asset value, end of year	$8.98		$9.05		$9.12	$9.86	$10.17
Total return (2)	2.54	% (6)	1.79	% (3)	(5.08)%	0.62%	5.75%
Net assets, end of year (000s)	$59,181		$106,392		$245,710	$504,366	$580,621
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.15%		1.04%		0.91%	0.93%	0.94%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.12%		1.04%		0.91%	0.93%	0.94%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.04%		0.99%		0.91%	0.93%	0.94%
Ratio of net investment income to average net assets (4,5)	3.71%		2.65%		2.68%	2.89%	2.97%
Portfolio Turnover Rate	325.30%		143.80%		106.98%	71.38%	85.13%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 1.66% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund)
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$8.96		$9.04		$9.77	$10.08	$9.86
From investment operations:
Net investment income (1)	0.29		0.20		0.20	0.23	0.24
Net realized and unrealized gain (loss) on investments	(0.10)		(0.09)		(0.74)	(0.22)	0.27
Total from investment operations	0.19		0.11		(0.54)	0.01	0.51
Less distributions from:
Net investment income	(0.25)		(0.17)		(0.15)	(0.24)	(0.29)
Net realized gains	—		—		—	(0.08)	—
Return of capital	—		(0.02)		(0.04)	—	—
Total distributions	(0.25)		(0.19)		(0.19)	(0.32)	(0.29)
Net asset value, end of year	$8.90		$8.96		$9.04	$9.77	$10.08
Total return (2)	2.11	% (6)	1.21	% (3)	(5.52)%	0.10%	5.27%
Net assets, end of year (000s)	$6,776		$10,026		$23,619	$46,008	$57,036
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	1.64%		1.54%		1.41%	1.43%	1.44%
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.61%		1.54%		1.41%	1.43%	1.44%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.55%		1.48%		1.41%	1.43%	1.44%
Ratio of net investment income to average net assets (4,5)	3.21%		2.16%		2.11%	2.38%	2.43%
Portfolio Turnover Rate	325.30%		143.80%		106.98%	71.38%	85.13%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(3)	Total Return would have been 1.04% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Short Duration Bond Fund (Formerly, Leader Short-Term Bond Fund)
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Year Ended May 31,
	2018		2017		2016	2015	2014
Net asset value, beginning of year	$8.99		$9.07		$9.81	$10.12	$9.89
From investment operations:
Net investment income (1)	0.24		0.15		0.15	0.19	0.20
Net realized and unrealized gain (loss) on investments	(0.10)		(0.07)		(0.74)	(0.23)	0.26
Total from investment operations	0.14		0.08		(0.59)	(0.04)	0.46
Less distributions from:
Net investment income	(0.21)		(0.15)		(0.13)	(0.19)	(0.23)
Net realized gains	—		—		—	(0.08)	—
Return of capital	—		(0.01)		(0.02)	—	—
Total distributions	(0.21)		(0.16)		(0.15)	(0.27)	(0.23)
Net asset value, end of year	$8.92		$8.99		$9.07	$9.81	$10.12
Total return (2)	1.56	% (6)	0.84	% (3)	(6.07)%	(0.39)%	4.70%
Net assets, end of year (000s)	$3,915		$5,934		$12,488	$20,337	$15,951
Ratio of gross expenses to average net assets including dividend and interest expense, excluding waiver (4)	2.15%		2.04%		1.91%	1.93%	1.94%
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.11%		2.04%		1.91%	1.93%	1.94%
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.05%		1.98%		1.91%	1.93%	1.94%
Ratio of net investment income to average net assets (4,5)	2.66%		1.66%		1.56%	1.92%	1.96%
Portfolio Turnover Rate	325.30%		143.80%		106.98%	71.38%	85.13%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	Total Return would have been 0.71% if the reimbursement of trade errors had not been made by the Advisor.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Investor Class
	Year Ended May 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$9.60		$9.35	$10.74	$11.36		$10.89
From investment operations:
Net investment income (1)	0.36		0.27	0.40	0.42		0.35
Net realized and unrealized gain (loss) on investments	0.03	(2)	0.24	(1.37)	(0.46)		0.60
Total from investment operations	0.39		0.51	(0.97)	(0.04)		0.95
Paid-in-capital from redemption fees	—		—	—	—		0.01
Less distributions from:
Net investment income	(0.28)		(0.22)	(0.28)	(0.42)		(0.37)
Net realized gains	—		—	—	(0.16)		(0.12)
Return of capital	—		(0.04)	(0.14)	—		—
Total distributions	(0.28)		(0.26)	(0.42)	(0.58)		(0.49)
Net asset value, end of year	$9.71		$9.60	$9.35	$10.74		$11.36
Total return (3)	4.08	% (7)	5.57%	(9.04)%	(0.30)%		9.08%
Net assets, end of year (000s)	$8,091		$14,209	$20,087	$80,582		$83,688
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.28%		1.81%	1.54%	1.55	% (6)	1.84	% (6)
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.20%		1.77%	1.54%	1.52	% (6)	1.69	% (6)
Ratio of net investment income to average net assets (4,5)	3.78%		2.88%	4.00%	3.81	% (6)	3.19	% (6)
Portfolio Turnover Rate	535.81%		175.53%	208.59%	173.78%		93.44%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Institutional Class
	Year Ended May 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$9.56		$9.30	$10.69	$11.31		$10.85
From investment operations:
Net investment income (1)	0.39		0.33	0.48	0.47		0.41
Net realized and unrealized gain (loss) on investments	0.04	(2)	0.24	(1.40)	(0.46)		0.59
Total from investment operations	0.43		0.57	(0.92)	0.01		1.00
Paid-in-capital from redemption fees	—		—	—	—		0.01
Less distributions from:
Net investment income	(0.32)		(0.26)	(0.31)	(0.47)		(0.43)
Net realized gains	—		—	—	(0.16)		(0.12)
Return of capital	—		(0.05)	(0.16)	—		—
Total distributions	(0.32)		(0.31)	(0.47)	(0.63)		(0.55)
Net asset value, end of year	$9.67		$9.56	$9.30	$10.69		$11.31
Total return (3)	4.56	% (7)	6.22%	(8.64)%	0.18%		9.63%
Net assets, end of year (000s)	$8,831		$22,291	$42,043	$141,065		$111,952
Ratio of net expenses to average net assets including dividend and interest expense (4)	1.78%		1.31%	1.04%	1.05	% (6)	1.34	% (6)
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	1.70%		1.27%	1.04%	1.02	% (6)	1.19	% (6)
Ratio of net investment income to average net assets (4,5)	4.07%		3.47%	4.80%	4.35	% (6)	3.72	% (6)
Portfolio Turnover Rate	535.81%		175.53%	208.59%	173.78%		93.44%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost as an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class A
	Year Ended May 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$9.59		$9.33	$10.72	$11.34		$10.88
From investment operations:
Net investment income (1)	0.33		0.28	0.44	0.42		0.36
Net realized and unrealized gain (loss) on investments	0.04	(2)	0.24	(1.41)	(0.46)		0.58
Total from investment operations	0.37		0.52	(0.97)	(0.04)		0.94
Paid-in-capital from redemption fees	—		—	—	—		0.01
Less distributions from:
Net investment income	(0.28)		(0.22)	(0.28)	(0.42)		(0.37)
Net realized gains	—		—	—	(0.16)		(0.12)
Return of capital	—		(0.04)	(0.14)	—		—
Total distributions	(0.28)		(0.26)	(0.42)	(0.58)		(0.49)
Net asset value, end of year	$9.68		$9.59	$9.33	$10.72		$11.34
Total return (3)	3.89	% (7)	5.69%	(9.06)%	(0.31)%		9.06%
Net assets, end of year (000s)	$952		$4,292	$10,027	$39,175		$27,467
Ratio of net expenses to average net assets including dividend and interest expense (4)	2.28%		1.81%	1.54%	1.55	% (6)	1.84	% (6)
Ratio of net expenses to average net assets: excluding dividends and interest expense (4)	2.20%		1.77%	1.54%	1.52	% (6)	1.69	% (6)
Ratio of net investment income to average net assets (4,5)	3.40%		2.94%	4.44%	3.86	% (6)	3.22	% (6)
Portfolio Turnover Rate	535.81%		175.53%	208.59%	173.78%		93.44%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Realized and unrealized gain/loss per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(6)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(7)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year Presented.

	Class C
	Year Ended May 31,
	2018		2017	2016	2015		2014
Net asset value, beginning of year	$9.66		$9.40	$10.81	$11.43		$10.96
From investment operations:
Net investment income (1)	0.31		0.24	0.39	0.37		0.30
Net realized and unrealized gain (loss) on investments	0.02		0.24	(1.42)	(0.46)		0.60
Total from investment operations	0.33		0.48	(1.03)	(0.09)		0.90
Paid-in-capital from redemption fees	—		—	—	—		0.01
Less distributions from:
Net investment income	(0.23)		(0.19)	(0.25)	(0.37)		(0.32)
Net realized gains	—		—	—	(0.16)		(0.12)
Return of capital	—		(0.03)	(0.13)	—		—
Total distributions	(0.23)		(0.22)	(0.38)	(0.53)		(0.44)
Net asset value, end of year	$9.76		$9.66	$9.40	$10.81		$11.43
Total return (2)	3.50	% (6)	5.16%	(9.60)%	(0.77)%		8.55%
Net assets, end of year (000s)	$1,256		$2,334	$5,712	$13,021		$8,914
Ratio of net expenses to average net assets including dividend and interest expense (3)	2.78%		2.31%	2.04%	2.05	% (5)	2.34	% (5)
Ratio of net expenses to average net assets: excluding dividends and interest expense (3)	2.70%		2.27%	2.04%	2.02	% (5)	2.19	% (5)
Ratio of net investment income to average net assets (3,4)	3.24%		2.47%	3.90%	3.36	% (5)	2.73	% (5)
Portfolio Turnover Rate	535.81%		175.53%	208.59%	173.78%		93.44%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(4)	Recognition of net investment income is affected by the timing and declaration of dividends by the underlying funds in which the Fund invests.

(5)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

See accompanying notes to financial statements.

Leader Floating Rate Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Investor Class

	Year Ended		Period Ended
	May 31,		May 31,
	2018		2017 (1)
Net asset value, beginning of year/period	$10.02		$10.00
From investment operations:
Net investment income (2)	0.23		0.06
Net realized and unrealized gain on investments	0.02	(3)	0.01
Total from investment operations	0.25		0.07
Less distributions from:
Net investment income	(0.23)		(0.05)
Total distributions	(0.23)		(0.05)
Net asset value, end of year/period	$10.04		$10.02
Total return (4)	2.55	% (6)	0.68	% (5,6)
Net assets, end of year/period (000s)	$13,622		$1,857
Ratio of total expenses to average net assets before waiver/reimbursed	1.84%		8.56	% (7)
Ratio of net expenses to average net assets	1.03%		1.03	% (7)
Ratio of net investment income to average net assets	2.32%		1.54	% (7)
Portfolio Turnover Rate	128.78%		43.77	% (5)

(1)	The Fund commenced operations on December 30, 2016.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year/period.

(3)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized.

See accompanying notes to financial statements.

Leader Floating Rate Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year/Period Presented.

	Institutional Class

	Year Ended		Period Ended
	May 31,		May 31,
	2018		2017 (1)
Net asset value, beginning of year/period	$10.03		$10.00
From investment operations:
Net investment income (2)	0.27		0.08
Net realized and unrealized gain on investments	0.01	(3)	0.01
Total from investment operations	0.28		0.09
Less distributions from:
Net investment income	(0.27)		(0.06)
Total distributions	(0.27)		(0.06)
Net asset value, end of year/period	$10.04		$10.03
Total return (4)	2.84	% (6)	0.94	% (5,6)
Net assets, end of year/period (000s)	$55,680		$2,163
Ratio of total expenses to average net assets before waiver/reimbursed	1.42%		11.08	% (7)
Ratio of net expenses to average net assets	0.65%		0.65	% (7)
Ratio of net investment income to average net assets	2.71%		2.01	% (7)
Portfolio Turnover Rate	128.78%		43.77	% (5)

(1)	The Fund commenced operations on December 30, 2016.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year/period.

(3)	Realized and unrealized losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the period, and may not reconcile with aggregate gains and losses in the statement of operations due to the share transactions for the period.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(5)	Not annualized.

(6)	Includes adjustments in accordance with accounting principals generally accepted in the United States and, consequently, the net asset value for financial reporting purposes and the returns based upon the net asset values may differ from the net asset values and returns for shareholder transactions.

(7)	Annualized.

See accompanying notes to financial statements.

Leader Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2018

(1)	Organization

The Leader Capital Family of Mutual Funds is comprised of the Leader Short Duration Bond Fund (“Short Duration Bond”), Leader Total Return Fund (“Total Return”) and the Leader Floating Rate Fund (“Floating Rate”) (each a “Fund ” and collectively the “Funds”), each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The primary investment objective of Short Duration Bond is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of Total Return is to seek income and capital appreciation to produce a high total return. The primary investment objective of Floating Rate is to deliver a high level of current income, with a secondary objective of capital appreciation. Short Duration Bond, Total Return and Floating Rate commenced operations on July 14, 2005, July 30, 2010 and December 30, 2016, respectively. Effective April 19, 2018, Leader Short Duration Bond Fund changed its name from Leader Short-Term Bond Fund.

Short Duration Bond and Total Return currently offer four classes of shares, Investor Class, Institutional Class, Class A and Class C shares. Short Duration Bond and Total Return Class A shares commenced operations on March 21, 2012, Class C shares commenced operations on August 8, 2012 and Institutional Class shares commenced operations on October 31, 2008. Floating Rate currently offers two classes of shares, Investor Class and Institutional Class. Investor, Institutional and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge of 1.50%. Class C shares are subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within the first 12 months of purchase. Each class represents an interest in the ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies” including FASB Accounting Standard Update ASU 2013-08.

(a)	Security Valuation

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale, such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type and in some cases are valued at the present value of future cash flows based on the prevailing market rates. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Forward foreign currency exchange contracts (“forward contracts”) are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Bank loans are generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. Investments in open-end investment companies are valued at net asset value. Option contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the -counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, provided such valuations represent fair market value.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private investments or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets,

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2018 for each Fund’s assets and liabilities measured at fair value:

Short Duration Bond

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$66,043,169	$—	$66,043,169
U.S. Government & Agency Obligations	—	19,192,918	—	19,192,918
Preferred Stocks	10,369,404	1,068,750	—	11,438,154
Open End Mutual Fund	9,650,838	—	—	9,650,838
Short-Term Investments	10,919,496	5,983,698	—	16,903,194
Total Investments	$30,939,738	$92,288,535	$—	$123,228,273
Liabilities
Securities Sold Short:
Common Stock	$5,177,340	$—	$—	$5,177,340

Total Return

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$9,892,936	$—	$9,892,936
U.S. Government & Agency Obligations	—	4,426,442	—	4,426,442
Preferred Stock	1,313,730	—	—	1,313,730
Short - Term Investments	2,923,716	498,619	—	3,422,335
Total Investments	$4,237,446	$14,817,997	$—	$19,055,443

Floating Rate

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Asset Backed Securities	$—	$68,932,866	$—	$68,932,866
Short - Term Investment	111,482	—	—	111,482
Total Investments	$111,482	$68,932,866	$—	$69,044,348

*	Refer to the Portfolio of Investments for industry classification.

There were no Level 3 securities held during the period.

There were no transfers into or out of Level 1 and 2 during the current period. It is each Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

(b)	Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

(c)	Foreign Currency

All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held. To the extent that a Fund has direct foreign currency holdings, the Fund may have difficulties in converting such foreign currency holdings into U.S. dollars depending on the specific foreign market, any foreign exchange restrictions and foreign regulations governing currency exchanges. In certain circumstances, the Fund may not be able to exchange a part or the entirety of a foreign currency holding which may cause a loss in value for the Fund.

(d)	Options

Short Duration Bond and Total Return may hold put and call options. Put options are purchased to hedge against a decline in the value of securities held in the Funds’ portfolio. If such a decline occurs, the put options will permit the Funds to sell the securities underlying such options at the exercise price, or to close out the options at a profit. The premium paid for a put or call option plus any transaction costs will reduce the benefit, if any, realized by the Funds upon exercise of the option, and, unless the price of the underlying security rises or declines sufficiently, the option may expire worthless to the Funds. In addition, in the event that the price of the security in connection with which an option was purchased moves in a direction favorable to the Funds, the benefits realized by the Funds as a result of such favorable movement will be reduced by the amount of the premium paid for the option and related transaction costs. Written and purchased options are non-income producing securities. With purchased options, there is minimal counterparty risk to the Funds since these options are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded options, guarantees against a possible default. Initial margin deposits required upon entering into options contracts are satisfied by the deposits of cash as collateral for the account of the broker (the Funds’ agent in acquiring the options).

When the Funds write a call or put option, an amount equal to the premium received is included in the Statements of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. If an option expires on its stipulated expiration date or if the Funds enter into a closing purchase transaction, a gain or loss is realized. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. If a written put option is exercised, the purchase cost of the underlying security is reduced by the premium originally received. As writer of an option, the Funds have no control over whether the option will be exercised and, as a result, retain the market risk of an unfavorable change in the price of the security underlying the written option.

(e)	Short Sales

The Funds may short equity stocks of issuers in which the Fund owns a position in same issuer’s convertible debt securities. A short sale is a transaction in which a Fund sells securities they do not own in anticipation of a decline in the market price of the securities. To deliver the securities to the buyer, a Fund must arrange through a broker to borrow the securities and, in so doing, a Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever that price may be. A Fund will make a profit or incur a loss as a result of a short sale depending on whether the price of the securities decreases or increases between the date of the short sale and the date on which a Fund purchases the security to replace the borrowed securities that have been sold. The amount of any loss would be increased (and any gain decreased) by any premium or interest a Fund is required to pay in connection with a short sale. As of June 30, 2018, Short Duration Bond pledged United States Treasury Bills and cash as collateral for the securities sold short.

(f)	Collateralized Loan Obligations

The Funds invest a significant amount of its assets in collateralized loan obligations (“CLOs”). CLOs are securities backed by an underlying portfolio of loan obligations. CLOs issue classes or “tranches” that vary in risk and yield and may experience substantial losses due to actual defaults, decrease of market value due to collateral defaults and removal of subordinate tranches, market anticipation of defaults and investor aversion to CLO securities as a class. Investments in CLO securities may be riskier and less transparent than direct investments in the underlying loans. The risks of investing in CLOs depend largely on the tranche invested in and the type of the underlying loans in the tranche of the CLO in which the Funds invest. The tranches in a CLO vary substantially in their risk profile. The senior tranches are relatively safer because they have first priority on the collateral in the event of default. The CLOs in which the Funds may invest may incur, or may have already incurred, debt that is senior to the Funds investment. CLOs also carry risks including, but not limited to, interest rate risk and credit risk. The senior tranches of certain CLOs in which the Funds invests may be concentrated in a limited number of

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

industries or borrowers, which may subject those CLOs, and in turn the Funds, to the risk of significant loss if there is a downturn in a particular industry in which the CLO is concentrated.

Investments in CLOS may be subject to certain tax provisions that could result in the Funds incurring tax or recognizing income prior to receiving cash distributions related to such income. CLOs that fail to comply with certain U.S. tax disclosure requirements may be subject to withholding requirements that could adversely affect cash flows and investment results. Any unrealized losses the Funds experience with respect to its CLO investments may be an indication of future realized losses.

(g)	Interest Only Securities

Stripped securities are created when the issuer separates the interest and principal components of an instrument and sells them as separate securities. In general, one security is entitled to receive the interest payments on underlying assets (the interest only or “IO” security) and the other to receive the principal payments (the principal only or “PO” security). Some stripped securities may receive a combination of interest and principal payments. The yields to maturity on IOs and POs are sensitive to the expected or anticipated rate of principal payments (including prepayments) on the related underlying assets, and principal payments may have a material effect on yield to maturity. If the underlying assets experience greater than anticipated prepayments of principal, a Fund may not fully recoup its initial investment in IOs. Conversely, if the underlying assets experience less than anticipated prepayments of principal, the yield on POs could be adversely affected. Stripped securities may be highly sensitive to changes in interest rates and rates of prepayment.

(h)	Distributions to Shareholders

Dividends from net investment income are accrued daily and paid monthly for Floating Rate, Short Duration Bond and Total Return. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

(i)	Federal Income Taxes

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (May 31, 2015 - May 31, 2017) for Short Duration Bond and Total Return and May 31, 2017 for the Floating Rate, or expected to be taken in each Fund’s May 31, 2018 tax returns. Each Fund identifies its major tax jurisdictions as U.S. federal, Nebraska, and foreign jurisdictions where each Fund makes significant investments. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(j)	Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(k)	Indemnification

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

(3)	Investment Transactions

For the year ended May 31, 2018, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Securities
Fund	Purchase	Sales	Purchase	Sales
Short Duration Bond	$454,105,975	$518,146,209	$105,438,109	$88,511,073
Total Return	131,260,556	147,010,601	41,907,795	44,983,057
Floating Rate	102,771,243	37,497,769	—	—

Impact of Derivatives on the Statement of Assets and Liabilities and Statement of Operations

The following is a summary of the location of derivative investments on each Fund’s Statement of Operations for the year ended May 31, 2018:

Derivative Investment Type	Location of Gain/(Loss) on Derivatives
Purchased Option	Net realized gain (loss) from purchased options

The following is a summary of each applicable Fund’s realized gain/(loss) and change in unrealized appreciation/(depreciation) on derivative investments recognized in the Statements of Operations categorized by primary risk exposure for the year ended May 31, 2018:

Realized gain/(loss) on derivatives recognized in the Statements of Operations

		Total for the year ended
Derivative Investment type	Equity Contracts	May 31, 2018
Short Duration Bond
Purchased options	$(649,724)	$(649,724)
Total Return
Purchased options	$(238,503)	$(238,503)

(4)	Aggregate Unrealized Appreciation and Depreciation – Tax Basis

The identified cost of investments in securities owned by each Fund for federal income tax purposes (including securities sold short), and its respective gross unrealized appreciation and depreciation at May 31, 2018, were as follows:

		Gross	Gross	Net Unrealized
	Tax	Unrealized	Unrealized	Appreciation/
	Cost	Appreciation	Depreciation	(Depreciation)
Short Duration Bond	$117,894,620	$1,898,467	$(1,742,154)	$156,313
Total Return	18,975,894	347,460	(267,911)	79,549
Floating Rate	69,081,783	37,266	(74,701)	(37,435)

(5)	Investment Advisory Agreement and Transactions with Related Parties

Leader Capital Corp. serves as the Funds’ Investment Advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of (i) 0.75% of Total Return’s average daily net assets; (ii) 0.75% of Short Duration Bond’s average daily net assets up to and including $1.25 billion; or (iii) 0.70% of Short Duration Bond’s average daily net assets over $1.25 billion;(iv) 0.65% of Floating Rates average daily net assets. For the year ended May 31, 2018, Short Duration Bond, Total Return and Floating Rate accrued $1,208,816, $217,737 and $191,995 in advisory fees, respectively.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

The Advisor has contractually agreed to waive its fees and/or absorb expenses of Floating Rate (the “Waiver Agreement), to ensure that Total Annual Fund Operating Expenses After Fee Waiver and/or Reimbursement (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions, 12b-1 Fees, acquired fund fees and expenses; fees, borrowing costs (such as interest and dividend expenses on securities sold short), taxes, extraordinary expenses such as litigation expenses) do not exceed 1.00% of the daily average net assets attributable to each share class through November 17, 2018. In addition the Advisor has voluntarily agreed to waive its fee with regard to the Floating Rate Fund and reimburse that Funds expenses so that the total annual operating expenses for the Fund do not exceed 0.65% of the average daily net assets. The voluntary waiver can be terminated at any time.

The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). The Board may terminate this expense reimbursement arrangement at any time. The Advisor has agreed to waive its advisory fee on the portion of Short Duration Bonds assets invested in Floating Rate. For the year ended May 31, 2018 the Advisor waived $44,426. Cumulative expenses subject to the aforementioned conditions will expire in the following years:

Expires:	May 31, 2020	May 31, 2021
Reimbursed:	$82,328	$127,076

Foreside Distribution Services, LP (the “Distributor”), acted as each Fund’s principal underwriter in a continuous public offering of each Fund’s Investor Class, Institutional Class, Class A and Class C shares. For the year ended May 31, 2018 the Distributor received $254 in underwriting commissions for sales of Class C shares of Short Duration Bond of which $0 was retained by the principal underwriter for Class C.

In addition, certain affiliates of GFS provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. Certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Trust.

Northern Lights Compliance Services, LLC (“NLCS”), NLCS, an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

(6)	Distribution Plan

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and distribution fee is calculated by Short Duration Bond and Total Return at an annual rate of 0.50% of its average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Plans provide that a monthly service and distribution fee is calculated by Floating Rate at an annual rate of 0.38% of its average daily net assets for Investor Class. The Institutional Shares do not participate in a Plan. For the year ended May 31, 2018 Short Duration Bond, Total Return and Floating Rate incurred $433,458, $83,001 and $25,988, respectively in fees, pursuant to the Plans.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

(7)	Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions for the years/periods ended May 31, 2018 and May 31, 2017 was as follows:

	For the period ended May 31, 2018:

	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Short Duration Bond	$4,644,566	$—	$—	$4,644,566
Total Return	824,151	—	—	824,151
Floating Rate	785,671	—	—	785,671

	For the period ended May 31, 2017:

	Ordinary	Long-Term	Return of
Portfolio	Income	Capital Gains	Capital	Total
Short Duration Bond	$7,117,076	$—	$422,936	$7,540,012
Total Return	1,629,925	—	213,213	1,843,138
Floating Rate	13,740	—	—	13,740

As of May 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
Portfolio	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Short Duration Bond	$1,418,709	$—	$(1,983,973)	$(77,576,597)	$(184,429)	$(114,522)	$(78,440,812)
Total Return	426,342	—	(370,932)	(33,313,476)	(20,879)	79,549	(33,199,396)
Floating Rate	40,614		—	—	(37,545)	(37,435)	(34,366)

The difference between book basis and tax basis undistributed net investment income (loss), unrealized appreciation (depreciation) and accumulated net realized gains (losses) from investments is primarily attributable to the tax deferral of losses on wash sales, dividends payable, and tax adjustments for perpetual bonds, straddles and constructive sales of securities held short and mark-to-market on open passive foreign investment companies. In addition, the amount listed under other book/tax differences is primarily attributable to dividends payable, the tax deferral of losses on straddles and adjustments for constructive sales of securities held short. The unrealized appreciation (depreciation) in the table above includes unrealized foreign currency losses of $(270,835) for the Short Duration Bond.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Portfolio	Post October Losses
Short Duration Bond	$1,983,973
Total Return	370,932
Floating Rate	—

At May 31, 2018, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total	CLCF Utilized
Short Duration Bond	$35,698,266	$41,878,331	$77,576,597	$—
Total Return	21,262,549	12,050,927	33,313,476	471,750
Floating Rate	—	—	—	—

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

Permanent book and tax differences, primarily attributable to the book/tax treatment of foreign currency gains/(losses), adjustments for passive foreign investment companies, paydowns, real estate investment trusts, capitalization in lieu of dividend payments, and the reclass of Fund distributions, resulted in reclassification for the tax year ended May 31, 2018 for the Funds as follows:

	Paid	Undistributed	Accumulated
	In	Ordinary	Net Realized
Portfolio	Capital	Income (Loss)	Gains (Loss)
Short Duration Bond	$712	$152,886	$(153,598)
Total Return	—	13,313	(13,313)
Floating Rate	—	4,942	(4,942)

(8)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

The Advisor believes 95% of par value accurately reflects the market value of the ARPS held by the Short Duration Bond as of May 31, 2018, and because of the failed Dutch auction process, believes they are presently illiquid. As of May 31, 2018 the ARPS are fair valued based on the Trust’s Procedures as stated in Note 2. Although the Advisor believes that 95% of par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive full value for these securities. As of May 31, 2018 the Short Duration Bond held $1,068,750 or 0.9% of its net assets in ARPS.

(9)	Cross Trades

The Leader Funds are permitted to purchase and sell securities (“cross-trade”) from and to other funds within the Trust pursuant to “Cross-Trading” Procedures adopted by the Board of Trustees. These procedures have been designed to ensure that any cross-trade of securities by the respective Leader Funds from or to another fund that is or could be considered an affiliate of the Leader Funds under certain limited circumstances by virtue of having a common investment adviser, common Officer, or common Trustee complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price to save costs where allowed. For the year ended May 31, 2018, pursuant to these procedures, each Fund’s total cross trades transactions were as follows:

Fund	Purchase	Sale	Net Realized Gain/(Loss)
Short Duration Bond	$1,947,161	$4,068,905	$(2,520)
Floating Rate	4,068,905	1,947,161	3,331

(10)	Affiliated Investments

Investments which are affiliates of the Funds at May 31, 2018 are noted in the Portfolios of Investments. A summary of the investment in the affiliated investment; Floating Rate, which is managed by the Advisor, is detailed below:

		Value at			Shares at		Realized	Value at	Unrealized
Fund	Affiliated Holding	5/31/17	Purchases	Sales	5/31/18	Income	Gain	5/31/18	Loss
Short Duration Bond	Floating Rate	—	$15,656,539	$(6,000,000)	961,239	$182,310	$9,443	$9,650,838	$(15,144)

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2018

(11)	New Accounting Pronouncement

In March 2017, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

(12)	Subsequent Events

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has determined that no events or transactions occurred requiring adjustment or disclosure in the financial statements, other than the following:

Effective June 13, 2018, Foreside Distribution Services, L.P will no longer serve as the principal distributor for Short Duration Bond, Total Return and Floating Rate. The Trust’s Board has appointed Ceros Financial Services, Inc., to act as principal distributor for the Funds.

On June 29, 2018, Short Duration paid $0.0236, $0.0259, $0.0236 and $0.0224 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

On June 29, 2018, Total Return paid $0.0532, $0.0533, $0.0532 and $0.0530 per share in net investment income from the Investor Class, Institutional Class, Class A and Class C, respectively.

On June 29, 2018, Floating Rate paid $0.0205 and $0.0235 per share in net investment income from the Investor Class and Institutional Class, respectively.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust

and the Shareholders of Leader Short Duration Bond Fund, Leader Total Return Fund, and Leader Floating Rate Fund

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Leader Short Duration Bond Fund (formerly Leader Short-Term Bond Fund) and Leader Total Return Fund, each a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolios of investments, as of May 31, 2018, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). We have also audited the accompanying statement of asset and liabilities of the Leader Floating Rate Fund (Leader Short Duration Bond Fund, Leader Total Return Fund and Leader Floating Rate Fund, collectively, the “Funds”), a series of shares of beneficial interest in Northern Lights Fund Trust, including the portfolio of investments, as of May 31, 2018, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for the year then ended and for the period from December 29, 2016 (commencement of operations) through May 31, 2017 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Funds as of May 31, 2018, and the results of their operations for the year then ended and the changes in their net assets and their financial highlights for each of the years or periods presented, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities law and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risk of material misstatement of those financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2018 by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

BBD, LLP

We have served as the auditor of one or more of the Funds in the Northern Lights Fund Trust since 2006.

Philadelphia, Pennsylvania

July 30, 2018

Leader Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2018

As a shareholder you incur two types of costs: (1) transaction costs, including sales loads; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Leader Short Duration Bond Fund, Leader Total Return Fund and Leader Floating Rate Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2017 through May 31, 2018.

Actual Expenses

The “Actual” columns in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” columns in the table below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical (5% return before
			Actual		expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses Paid	Account	Expenses Paid
	Expense	Value	Value	During Period *	Value	During *
	Ratio	12/1/2017	5/31/2018	12/1/17 -5/31/18	5/31/2018	12/1/17 -5/31/18
Investor Class:
Leader Short Duration Bond Fund	1.58%	$1,000.00	$1,013.70	$7.93	$1,017.05	$7.95
Leader Total Return Fund	2.49%	$1,000.00	$1,036.10	$12.64	$1,012.52	$12.49
Leader Floating Rate Fund	1.03%	$1,000.00	$1,010.40	$5.16	$1,019.80	$5.19
Institutional Class:
Leader Short Duration Bond Fund	1.08%	$1,000.00	$1,016.60	$5.43	$1,019.55	$5.43
Leader Total Return Fund	2.00%	$1,000.00	$1,037.20	$10.16	$1,014.96	$10.05
Leader Floating Rate Fund	0.65%	$1,000.00	$1,011.40	$3.26	$1,021.69	$3.28
Class A:
Leader Short Duration Bond Fund	1.58%	$1,000.00	$1,012.60	$7.93	$1,017.05	$7.95
Leader Total Return Fund	2.49%	$1,000.00	$1,033.60	$12.62	$1,012.52	$12.49
Class C:
Leader Short Duration Bond Fund	2.08%	$1,000.00	$1,005.20	$10.40	$1,014.56	$10.45
Leader Total Return Fund	2.99%	$1,000.00	$1,031.80	$15.15	$1,010.02	$14.98

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (182) divided by the number of days in the fiscal year (365).

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2018

Leader Floating Rate Fund (“Leader Floating”), Leader Duration Bond Fund (“Leader Short”), Leader Total Return Fund (“Leader Total”) (Adviser - Leader Capital Corp.)

In connection with the regular meeting held on May 21-22, 2018 of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the approval of an investment advisory agreement (the “Advisory Agreement”) between Leader Capital Corp (“Adviser”) and the Trust, with respect to Leader Floating, Leader Short, Leader Total (each a “Fund” and collectively referred to as the “Funds”). In considering the approval of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted that Leader was founded in 1997, specializing in the management of fixed income investment strategies and managed approximately $189 million in assets. They reviewed the background information of the adviser’s key investment personnel and took into account their education and experience in the financial industry. The Trustees discussed that the adviser used a proprietary risk/reward model that incorporated a fundamental top-down investment process that combined in-house research and third party credit data. They reviewed the adviser’s risk management and mitigation processes that focused on credit, liquidity and duration risks and attempted to mitigate these risks through investments in high-quality rated securities, diversification across sectors and the use of liquidity modeling while continuously monitoring market conditions. They noted that the adviser monitored compliance with each Fund’s investment limitations by reviewing each transaction and reconciling all transactions at the end of each day. The Trustees reviewed the adviser’s broker-dealer selection process. After further discussion, the Trustees agreed that the adviser’s fixed income experience and investment research process were beneficial. They concluded that the adviser should continue to provide quality service to each Leader Fund and its shareholders.

Performance.

Leader Floating. The Trustees discussed the Fund’s investment objective and strategy. They noted that in the one-year period, the Fund had returned 2.85%, significantly underperforming the peer group and category medians (both 4.21%) and benchmark (4.54%). The Trustees further noted that this was a continuing trend in the since inception period. They acknowledged that the Fund’s investments in higher rated securities reduced the Fund’s overall returns but resulted in a top one percentile volatility measure. The Trustees noted that the Fund had the highest Sharpe ratio for all funds in its peer group and category for both the one-year and since-inception periods. After further discussion, the Trustees concluded that the Fund’s performance was satisfactory, that it was achieving its stated objective and that a longer performance history would provide more meaningful perspective for the Trustees.

Leader Short. The Trustees discussed the Fund’s investment objective and strategy. They discussed that the Fund’s one-year performance of 1.90% was in the second quartile of its peer group and category, and significantly outperformed its benchmark index returns of 0.43%. They

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2018

noted that since-inception, the Fund had outperformed all comparison groups with a net return of 3.80% versus 3.16% category median, 2.99% peer group median and 1.74% benchmark. They further observed that the Fund had the highest standard deviation in the peer group. After further discussion, the Trustees concluded that the Fund’s performance was satisfactory and that it was achieving its stated objective.

Leader Total. The Trustees discussed the Fund’s investment objective and strategy. They discussed that in the one-year period, the Fund’s returns of 3.27% had outperformed the category median (2.73%) and benchmark (2.15%), but slightly underperformed the peer group median (3.63%). They further noted that since-inception, the Fund outperformed all comparison groups. The Trustees discussed the Fund’s relatively high volatility. After further discussion, the Trustees concluded that the Fund’s performance was satisfactory and that it was achieving its stated objective.

Fees and Expenses.

Leader Floating. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.65% was slightly higher than the peer group median (0.63%) and higher than the category median (0.60%), but within the range of both and well below the category high of 1.00%. They further noted that the Fund’s net expense ratio (0.65%) was lower than the peer group median (0.75%) and category median (0.74%), which positioned the Fund well within the market. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Leader Short. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.75% was significantly higher than the peer group median (0.42%) and category median (0.35%) but lower than the category high of 1.00%. They further noted that the Fund’s net expense ratio (1.05%) was higher than the peer group median (0.51%) and category median (0.50%). The Trustees noted that the adviser’s explanation that the Fund’s portfolio managers are more readily accessible to investors than portfolio managers of other mutual funds, making their services more comparable to those for separately managed accounts. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Leader Total. The Trustees considered the Fund’s advisory fee, noting that the advisory fee of 0.75% was significantly higher than peer group median (0.40%) and category median (0.40%) but well below the category high of 0.96%. They further noted that the Fund’s net expense ratio (1.47%) was higher than the peer group median (0.52%) and category median (0.50%), and outside the range of the peer group. After further discussion, the Trustees concluded that the Fund’s advisory fee was not unreasonable.

Economies of Scale. The Trustees considered that the Funds had were not of sufficient size to indicate that the adviser was achieving economies of scale. They noted that the advisory fee of Leader Short includes breakpoints and that the adviser expressed a willingness to consider additional breakpoints as asset levels increase in the future. After further discussion, the Trustees

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2018

concluded, given the current size of the Leader Funds and anticipated growth, breakpoints would be considered again as the Fund grows.

Profitability. The Trustees reviewed information provided by Leader regarding the profitability of the adviser with respect to each Fund. They considered that while the Leader had realized a modest profit with respect to Leader Short and Leader Total, it had realized a loss with respect to Leader Floating. The Trustees concluded that the profits realized by Leader from its relationship with each Fund were not excessive.

Conclusion. Having requested and received such information from the adviser as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of counsel, the Trustees concluded the fee structure was not unreasonable and renewal of the advisory agreement was in the best interests of each of the Leader Funds and the shareholders.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2018

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (2014 - 2017); and Altegris KKR Commitments Master Fund (since 2014); and OFI Carlyle Private Credit Fund (since March 2018).
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2013); Northern Lights Variable Trust (since 2013); Two Roads Shared Trust (since 2012); Altegris KKR Commitments Master Fund (since 2014); previously, Ramius Archview Credit and Distressed Fund (2015-2017); and Schroder Global Series Trust (2012 to 2017).
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005); Northern Lights Variable Trust (since 2006); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); previously, AdvisorOne Funds (2004- 2013); and The World Funds Trust (2010-2013).
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2005) Northern Lights Variable Trust (since 2006); AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); and previously, CLA Strategic Allocation Fund (2014-2015).
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012) and Northern Lights Variable Trust (since 2011).
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); Vice President- Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-15). AICPA Auditing Standards Board Member (2009- 2012). Former Academic Fellow, United States Securities and Exchange Commission (2005-2006).	3	Northern Lights Fund Trust (for series not affiliated with the Funds since 2007); Alternative Strategies Fund (since 2010); Northern Lights Fund Trust III (since 2012); and Northern Lights Variable Trust (since 2007).

5/31/18 – NLFT_v1

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2018

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	President Since June 2017	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
Richard Malinowski 80 Arkay Drive Hauppauge, NY 11788 Born in 1983	Vice President Since March 2018	Senior Vice President (since 2017); Vice President and Counsel (2016-2017) and Assistant Vice President (2012 – 2016), Gemini Fund Services, LLC.	N/A	N/A
James Colantino 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since June 2017	Assistant Treasurer of the Trust (2006-June 2017); Senior Vice President - Fund Administration (2012-Present).	N/A	N/A
Stephanie Shearer 80 Arkay Drive Hauppauge, NY 11788 Born in 1979	Secretary Since February 2017	Assistant Secretary of the Trust (2012-February 2017); Senior Paralegal, Gemini Fund Services, LLC (since 2013); Paralegal, Gemini Fund Services, LLC (2010- 2013).	N/A	N/A
Lynn Bowley Born in 1958	Chief Compliance Officer Since 2017	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	As of May 31, 2018, the Trust was comprised of 88 active portfolios managed by unaffiliated investment advisers. The term “Fund Complex” applies only to the Funds. The Funds do not hold themselves out as related to any other series within the Trust for investment purposes, nor do they share the same investment adviser with any other series.

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-711-9164.

5/31/18 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

THIS PAGE INTENTIONALLY LEFT BLANK

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-711-9164 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N -Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-711-9164.

INVESTMENT ADVISOR
Leader Capital Corp.
919 NE 19th Ave., Suite 200
Portland, OR 97232

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, NY 11788

Distributor
Ceros Financial Services, Inc.
1445 Research Blvd., Suite 530
Rockville, MD 20850

Item 2. Code of Ethics.

(a)       As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)        For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)           Compliance with applicable governmental laws, rules, and regulations;

(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)           Accountability for adherence to the code.

(c)        Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)        Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)       The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2018- $56,400

2017- $53,400

2016 -$33,600

(b)	Audit-Related Fees

2018 - None

2017 - None

2016 - None

(c)	Tax Fees

2018 - $6,600

2017 - $6,400

2016 - $4,400

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2018 - None

2017 - None

2016 - None

(e)	(1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2018
Audit-Related Fees:	0.00%
Tax Fees:	0.00%
All Other Fees:	0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2018 - $6,600

2017 - $6,400

2016 - $4,400

(h)        The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a)       Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)       There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b)       Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 8/6/18

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, President/Principal Executive Officer

Date 8/6/18

By (Signature and Title)

/s/ Jim Colantino

Jim Colantino, Treasurer/Principal Financial Officer

Date 8/6/18